Loans and Fair Value Measurements	12 Months Ended
Dec. 31, 2025
Loans and Fair Value Measurements [Abstract]
Loans and Fair Value Measurements

Note 8 - Loans and Fair Value Measurements

SAFE notes

Prior to the Closing, SEE ID had issued Simple Agreements for Future Equity (the “SAFE agreements”) to investors for proceeds totaling $8,480,217. Under the terms of these SAFE agreements, which had stated discount rates ranging from 67% to 80%, the following would happen upon the occurrence of these events (all capitalized terms are as defined in the SAFE agreements):

(a) Equity Financing - the SAFE agreements will automatically convert into the number of shares of Safe Preferred Stock equal to the Purchase Amount divided by the Discount Price with certain SAFE agreements subject to a post-money valuation cap of $30,000,000.

(b) Liquidity Event - the SAFE agreements will automatically be entitled to receive a portion of Proceeds, due and payable to the Investor immediately prior to, or concurrent with, the consumption of such Liquidity Event, equal to the greater of (i) the Purchase Amount (the “Cash-Out Amount”) or (ii) the amount payable on the number of shares of Common Stock equal to the Purchase Amount divided by the Liquidity Price.

(c) Dissolution Event - the Investor will automatically be entitled to receive a portion of Proceeds equal to the Cash-Out Amount, due and payable to the Investor immediately prior to the consummation of the Dissolution Event.

In accordance with FASB ASC 815-40, Contracts in Entity’s Own Equity, the Company determined that the SAFE agreements represented freestanding financial instruments and, accordingly, classified them as derivative liabilities in the accompanying consolidated balance sheets. The SAFE agreements were carried at estimated fair value, which was determined by the Company via a probability-weighted expected return method.

The Business Combination, which closed on June 18, 2025, as described in Note 3, qualified as an “Equity Financing” under the terms of the Company’s SAFE agreements. As a result, all outstanding SAFE notes were converted into 2,909,057 shares of Common Stock. The Company recognized a fair value change in the SAFE notes of $17,368,415, based on the fair value of the Common Stock at Closing of $14.00 per share. Accordingly, no SAFE notes remained outstanding as of December 31, 2025.

Short-term loans

On December 5, 2025, the Company entered into a loan agreement with J.J. Astor & Co. for up to $5.0 million in senior secured convertible loans, consisting of an initial $2.0 million tranche and up to three additional $1.0 million tranches. The initial tranche was issued as a $2.0 million convertible note, of which $1.81 million was funded net of fees. The note matures on November 30, 2026 and is repayable in twelve monthly installments, consisting of an initial payment of $0.1 million followed by eleven monthly payments of approximately $0.2 million, totaling $2.6 million. Each additional tranche, if funded at the lender’s discretion and subject to specified conditions (including equity line of credit (“ELOC”) availability, Nasdaq listing, minimum stock price, and trading volume requirements), will be issued as a $1.0 million convertible note with $0.96 million funded net of fees and accompanied by a warrant. The Company is required to use proceeds from its ELOC to make monthly payments, with 80% of ELOC proceeds remitted directly to the lender. Certain extraordinary receipts must also be applied toward repayment. In connection with the initial funding, the Company issued a warrant to purchase 230,770 shares at an exercise price of $1.69 per share, subject to customary adjustments and a 4.99% beneficial ownership limitation (which may be increased to 9.99% upon agreement). Conversions and warrant exercises are subject to Nasdaq rules.

The Company also entered into a registration rights agreement requiring the filing of a resale shelf registration statement covering shares issuable upon conversion of the J.J. Astor loans following an event of default. Upon default and effectiveness of such registration statement, the loans become convertible at a price equal to 80% of the average of the four lowest VWAPs during the 20 trading days prior to the conversion notice, subject to the 4.99% ownership cap. Remedies upon default include acceleration, default interest at 19% on 110% of outstanding principal, and enforcement against collateral.

In evaluating the accounting treatment of the J.J. Astor loans, the Company concluded that the warrant, the conversion feature, and the embedded call option require bifurcation from the host debt instrument. Management determined that these features meet the definition of derivatives under ASC 815, Derivatives and Hedging. The embedded call option provides that, upon a change in control, the note may be called, which represents an additional embedded derivative feature. In assessing the conversion feature, management determined that because the number of shares issuable upon conversion depends on stockholder approval of the removal of the 4.99% beneficial ownership cap, and that contingency is not an input into the pricing of a fixed-for-fixed equity instrument, the conversion feature is not indexed to the Company’s common stock under ASC 815-40-15-7 and does not qualify for equity classification. Accordingly, the embedded call option and conversion feature were combined and accounted for as a single embedded derivative liability.

As of the date of the loan issuance, the fair value of the warrant liability was $210,776 and the fair value of the combined embedded derivative liability (inclusive of the call option and conversion feature) was $26,100 and recorded under the caption of derivative liabilities in the consolidated balance sheet. These amounts were bifurcated from the original loan proceeds, resulting in a net initial carrying amount of the debt of $1,763,124. Based on the contractual repayment terms, the effective interest rate is approximately 6.81% per month, or 81.71% per annum. The warrant liability and conversion derivative liability are remeasured at each reporting date, with changes in fair value recognized in the consolidated statement of operations.

As of December 31, 2025, the fair value of the warrant liability decreased to $52,535 and was recorded under the caption of derivative liabilities in the consolidated balance sheet, and the resulting change in fair value of $158,241 was recorded in the consolidated statement of operations under the caption of change in fair value of derivative liabilities. As of December 31, 2025, the fair value of the embedded conversion and call option derivative liability remained unchanged at $26,100.

During December 2025, the Company paid $108,334 to J.J. Astor, of which $48,306 was applied to principal. The Company also capitalized $190,000 of loan origination fees, which are being amortized over a 12-month term. Monthly amortization of $15,833 is recorded as a reduction of the deferred financing costs. As a result, the outstanding debt principal balance was $1,540,651 as of December 31, 2025, compared to $0 as of December 31, 2024.

Derivative Liabilities

Derivative instruments that are not traded on an exchange are valued using conventional valuation models that incorporate both observable and unobservable inputs. Although the Company is publicly traded, the valuation of these derivative instruments requires significant unobservable inputs, including assumptions related to expected volatility, term, probability-weighted scenarios, and other model-based estimates. Accordingly, these derivative instruments are classified within Level 3 of the fair value hierarchy.

Upon completion of the Business Combination, all outstanding SAFE notes were converted into shares of the Company’s Common Stock, resulting in a significant reduction of the related derivative liabilities during the year ended December 31, 2025. In addition, during 2025, the Company entered into a new loan agreement with J.J. Astor that includes detachable warrants and embedded derivative features. These features are accounted for as derivative liabilities and are measured at fair value on a recurring basis.

As reflected in the tables below, derivative liabilities are presented at fair value at the beginning and end of each reporting period. As of December 31, 2025, the Company’s derivative liabilities consist of (i) a warrant liability of $52,535 and (ii) an embedded conversion and call option derivative liability of $26,100. The fair value of the embedded conversion and call option derivative liability is estimated using the Probability-Weighted Expected Return Method (“PWERM”) model, which incorporates significant unobservable inputs, including expected monthly installment payments, the repayment percentage, the applicable discount factor, and scenario probability assumptions. The warrant liability is measured using the Black-Scholes option pricing model, with key inputs including Company asset volatility, Company equity volatility, Company size-adjusted asset volatility, Company size-adjusted equity volatility, the risk-free interest rate, and the liquidity horizon. Changes in the fair value of these derivative instruments during the period are recognized in the consolidated statement of operations in the period in which they occur.

Description	Level	December 31, 2025	December 31, 2024
Derivative liabilities	3	$78,635	$-
SAFE notes	3	-	23,334,626

	For the Years Ended December 31,
	2025	2024
Fair Value - beginning of period	$23,334,626	$4,602,950
Addition	260,628	4,239,500
Change in fair value of SAFE notes	17,368,415	14,492,176
Change in fair value of derivative liabilities	(158,241)	-
SAFE notes converted into shares	(40,726,793)	-
Fair Value - end of period	$78,635	$23,334,626